Exhibit 32.1

            CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350
                 AS ADOPTED PURSUANT TO SECTION 906
                 OF THE SARBANES-OXLEY  ACT OF 2002

     In connection with the Annual Report on Form 10-K of Financial Federal Corporation (the "Company") for the year ended July 31, 2006, as filed with the Securities and Exhange Commission (the "Report"), Paul R. Sinsheimer, Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

     A signed original of this written statement required by section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



October 6, 2006                  /s/ Paul R. Sinsheimer
---------------                  ---------------------------
Date                             Paul R. Sinsheimer
                                 Chief Executive Officer and President